Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:    Media Relations     CarolAnn Hibbard, 508.661.2264, news@ameresco.com
Investor Relations     Suzanne Messere, 508.598.3044, ir@ameresco.com

Ameresco Reports Third Quarter 2013 Financial Results

•	Third quarter revenue of $161.6 million
•Third quarter net income of $4.5 million
•Third quarter net income per diluted share of $0.10

FRAMINGHAM, MA - November 7, 2013 - Ameresco, Inc. (NYSE:AMRC) a leading energy efficiency and renewable energy company, today announced financial results for the fiscal quarter ended September 30, 2013. The Company has also furnished prepared remarks in conjunction with this press release in a Current Report on Form 8-K. The prepared remarks contain expanded and supplemental information, including non-GAAP financial metrics, and have been posted to the “Investor Relations” section of the Company's website at www.ameresco.com.

Total revenue for the third quarter of 2013 decreased to $161.6 million from $163.9 million, or 1%, for the same period in 2012. Third quarter operating income decreased from $10.7 million in 2012 to $7.6 million for 2013. Third quarter adjusted EBITDA, a non-GAAP financial measure, decreased from $16.3 million in 2012 to $13.6 million for 2013. Third quarter net income decreased from $6.7 million in 2012 to $4.5 million for 2013. Third quarter 2013 net income per diluted share was $0.10, compared to $0.15 for 2012.

“While we did not return to year-over-year revenue growth as expected in the third quarter, we did see some encouraging signs of improvement,” stated George P. Sakellaris, President and Chief Executive Officer of Ameresco. “Most importantly, we experienced a 15% year-over-year increase in contracted backlog, the first increase in ten quarters; a return to year-to-date profitability; and 9% revenue growth from our other offerings.”

For the nine months ended September 30, 2013, or year-to-date, total revenue decreased to $398.0 million from $474.6 million, or 16%, for the same period in 2012. Year-to-date operating income decreased from $22.4 million in 2012 to $3.6 million for 2013. Year-to-date adjusted EBITDA decreased from $39.4 million in 2012 to $21.2 million for 2013. Year-to-date net income decreased from $13.3 million in 2012 to $0.8 million for 2013. Net income per diluted share was $0.02, compared to $0.29 for 2012.

Additional Third Quarter 2013 Operating Highlights:

•	Revenue generated from backlog was $114.7 million for the third quarter of 2013, a decrease of 5% year-over-year.

•	All other revenue was $46.9 million for the third quarter of 2013, an increase of 9% year-over-year.

•	Operating cash flows were $3.7 million for the third quarter of 2013.

•	Total construction backlog was $1.4 billion as of September 30, 2013 and consisted of:

•
$366.0 million of fully-contracted backlog of signed customer contracts for installation or construction of projects, which we expect to convert into revenue over the next 12-24 months, on average; and

•
$1.04 billion of awarded projects representing projects in development for which we do not have signed contracts. Historically, awarded projects have converted to signed contracts over 6-12 months on average. However, we have been experiencing an unusually sustained lengthening of conversion times of awarded projects to signed contracts, a trend we expect to continue.

FY 2013 Guidance
Ameresco is revising guidance for the fiscal year ending December 31, 2013. We now expect to earn total revenue in the range of $570 million to $590 million. We expect net income for 2013 to be in the range of $11 million to $13 million. Our 2013 guidance is based upon the following assumptions: a substantial improvement in fully-contracted backlog in the fourth quarter; fourth quarter revenue related to the sale of six renewable energy projects; strong fourth quarter revenue growth in two segments and one region; more than 5% revenue growth from our all other offerings; and maintaining operating expenses at or slightly below the current run rate.

Webcast Reminder
Ameresco will hold its earnings conference call today, November 7th, at 8:30 a.m. Eastern Time with President and Chief Executive Officer, George Sakellaris, and Vice President and Chief Financial Officer, Andrew Spence, to discuss details regarding the Company’s third quarter 2013 results, business outlook and strategy. Participants may access it by dialing domestically 888.679.8034 or internationally 617.213.4847. The passcode is 64240281. Participants are advised to dial into the call at least ten minutes prior to the call to register. A live, listen-only webcast of the conference call will also be available over the Internet. Individuals wishing to listen can access the call through the “Investor Relations” section of the Company’s website at www.ameresco.com. If you are unable to listen to the live call, the webcast will be archived on the Company’s website shortly after the call and be available for one year.

Pre-Registration for the call is also available at:
https://www.theconferencingservice.com/prereg/key.process?key=PKU97F64F. Pre-registrants will be issued a pin number to use when dialing into the live call which will provide faster access to the conference by bypassing the operator upon connection.

Use of Non-GAAP Financial Measures
This press release and the accompanying tables include references to adjusted EBITDA, which is a non-GAAP financial measure. For a description of this non-GAAP financial measure, including the reasons management uses this measure, please see the section following the accompanying tables titled “Exhibit A: Non-GAAP Financial Measures”. For a reconciliation of adjusted EBITDA to operating income, the most directly comparable financial measure prepared in accordance with GAAP, please see Other Non-GAAP Disclosure in the accompanying tables.

Prior Period Financial Results
Certain prior period financial information included in this press release and the accompanying tables have been revised from amounts previously reported to reflect our previously reported restatement related to accounting treatment for certain derivative transactions. See note 2 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2013 for further discussion.

About Ameresco, Inc.
Founded in 2000, Ameresco, Inc. (NYSE:AMRC) is a leading independent provider of comprehensive services, energy efficiency, infrastructure upgrades, asset sustainability and renewable energy solutions for facilities throughout North America.  Ameresco’s services include upgrades to a facility’s energy infrastructure and the development, construction and operation of renewable energy plants.  Ameresco has successfully completed energy saving, environmentally responsible projects with federal, state and local governments, healthcare and educational institutions, housing authorities, and commercial and industrial customers.  With its corporate headquarters in Framingham, MA, Ameresco provides local expertise through its 70 offices in 33 states, five Canadian provinces and the United Kingdom.  Ameresco has more than 900 employees. For more information, visit www.ameresco.com.

Safe Harbor Statement
Any statements in this press release about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues and net income, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment; the addition of new customers or the loss of existing customers; and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the U.S. Securities and Exchange Commission on March 18, 2013. In addition, the forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMERESCO, INC. CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$18,790,233	$63,347,645
Restricted cash	25,817,232	26,358,908
Accounts receivable, net	79,043,751	84,124,627
Accounts receivable retainage	24,895,807	23,197,784
Costs and estimated earnings in excess of billings	64,020,703	62,096,284
Inventory, net	9,408,046	9,502,289
Prepaid expenses and other current assets	10,108,304	9,600,619
Income tax receivable	5,951,233	5,385,242
Deferred income taxes	4,503,551	5,190,718
Project development costs	11,877,141	9,038,725
Total current assets	254,416,001	297,842,841
Federal ESPC receivable	27,616,681	91,854,808
Property and equipment, net	9,362,245	9,387,218
Project assets, net	227,100,403	207,274,982
Deferred financing fees, net	5,554,225	5,746,177
Goodwill	55,615,137	48,968,390
Intangible assets, net	10,236,744	9,742,878
Other assets	7,255,009	4,654,709
	342,740,444	377,629,162
	$597,156,445	$675,472,003

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$15,653,453	$12,452,678
Accounts payable	77,333,742	101,007,455
Accrued expenses and other current liabilities	11,847,160	13,157,024
Billings in excess of cost and estimated earnings	14,532,741	22,271,655
Total current liabilities	119,367,096	148,888,812
Long-term debt, less current portion	150,492,409	201,922,172
Deferred income taxes	22,677,085	24,888,229
Deferred grant income	7,736,754	7,590,730
Other liabilities	27,737,611	30,362,869
	$208,643,859	$264,764,000

AMERESCO, INC.
CONSOLIDATED BALANCE SHEETS — (Continued)

	September 30,	December 31,
	2013	2012
	(Unaudited)
Stockholders’ equity:
Preferred stock, $0.0001 par value, 5,000,000 shares authorized, no shares issued and outstanding at September 30, 2013 and December 31, 2012	$—	$—
Class A common stock, $0.0001 par value, 500,000,000 shares authorized, 32,527,901 shares issued and 27,694,617 outstanding at September 30, 2013, 32,019,982 shares issued and 27,186,698 outstanding at December 31, 2012	3,253	3,202
Class B common stock, $0.0001 par value, 144,000,000 shares authorized, 18,000,000 shares issued and outstanding at September 30, 2013 and December 31, 2012	1,800	1,800
Additional paid-in capital	97,360,315	93,141,432
Retained earnings	178,010,011	177,169,717
Accumulated other comprehensive income	2,949,677	713,194
Non-controlling interest	3,005	(27,583)
Less - treasury stock, at cost, 4,833,284 shares	(9,182,571)	(9,182,571)
Total stockholders’ equity	269,145,490	261,819,191
	$597,156,445	$675,472,003

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended September 30,
	2013	2012
	(Unaudited)	(Unaudited and Restated)
Revenue:
Energy efficiency revenue	$108,872,457	$108,418,955
Renewable energy revenue	52,776,356	55,487,250
	161,648,813	163,906,205
Direct expenses:
Energy efficiency expenses	88,500,003	87,898,560
Renewable energy expenses	43,084,980	41,205,349
	131,584,983	129,103,909
Gross profit	30,063,830	34,802,296
Operating expenses:
Salaries and benefits	10,374,465	12,441,502
Project development costs	4,013,498	4,288,657
General, administrative and other	8,093,904	7,362,802
	22,481,867	24,092,961
Operating income	7,581,963	10,709,335
Other expenses, net	1,589,360	1,313,278
Income before provision for income taxes	5,992,603	9,396,057
Income tax provision	1,447,486	2,683,936
Net income	$4,545,117	$6,712,121
Net income per share attributable to common shareholders:
Basic	$0.10	$0.15
Diluted	$0.10	$0.15
Weighted average common shares outstanding:
Basic	45,621,552	44,788,160
Diluted	46,605,360	46,247,239

Gross margins:
Energy efficiency revenue	18.7%	18.9%
Renewable energy revenue	18.4%	25.7%
Total	18.6%	21.2%
Operating expenses as a percent of revenue	13.9%	14.7%
OTHER NON-GAAP DISCLOSURES
Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA):
Operating income	$7,581,963	$10,709,335
Depreciation and amortization of intangible assets	5,226,314	4,738,264
Stock-based compensation	789,416	853,866
Adjusted EBITDA	$13,597,693	$16,301,465
Adjusted EBITDA margin	8.4%	9.9%
Construction backlog:
Awarded	$1,041,682,101	$1,142,847,053
Fully-contracted	366,023,175	318,368,389
Total construction backlog	$1,407,705,276	$1,461,215,442
Note: Awarded represents estimated future revenues from projects that have been awarded, though the contracts have not yet been signed.

AMERESCO, INC. CONSOLIDATED STATEMENTS OF INCOME

	Nine Months Ended September 30,
	2013	2012
	(Unaudited)	(Unaudited and Restated)
Revenue:
Energy efficiency revenue	$263,944,074	$341,620,742
Renewable energy revenue	134,092,956	132,958,737
	398,037,030	474,579,479
Direct expenses:
Energy efficiency expenses	213,708,750	275,391,607
Renewable energy expenses	109,363,003	104,003,905
	323,071,753	379,395,512
Gross profit	74,965,277	95,183,967
Operating expenses:
Salaries and benefits	32,162,357	38,369,446
Project development costs	13,333,880	12,335,875
General, administrative and other	25,878,594	22,085,897
	71,374,831	72,791,218
Operating income	3,590,446	22,392,749
Other expenses, net	2,502,405	3,833,761
Income before provision for income taxes	1,088,041	18,558,988
Income tax provision	247,747	5,292,453
Net income	$840,294	$13,266,535
Net income per share attributable to common shareholders:
Basic	$0.02	$0.30
Diluted	$0.02	$0.29
Weighted average common shares outstanding:
Basic	45,472,517	44,492,509
Diluted	46,390,468	46,010,138

Gross margins:
Energy efficiency revenue	19.0%	19.4%
Renewable energy revenue	18.4%	21.8%
Total	18.8%	20.1%
Operating expenses as a percent of revenue	17.9%	15.3%
OTHER NON-GAAP DISCLOSURES
Adjusted Earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA):
Operating income	$3,590,446	$22,392,749
Depreciation and amortization of intangible assets	15,504,794	14,446,767
Stock-based compensation	2,125,276	2,527,926
Adjusted EBITDA	$21,220,516	$39,367,442
Adjusted EBITDA margin	5.3%	8.3%

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended September 30,
	2013	2012
	(Unaudited)	(Unaudited and Restated)
Cash flows from operating activities:
Net income	$4,545,117	$6,712,121
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation of project assets	2,902,714	2,903,901
Depreciation of property and equipment	855,727	721,330
Amortization of deferred financing fees	518,251	95,667
Amortization of intangible assets	1,467,873	1,113,033
Provision for bad debts	137,227	6,024
Unrealized (gain) loss on interest rate swap	(124,980)	59,061
Gain on sale of asset	(631,917)	—
Stock-based compensation expense	789,416	853,866
Deferred income taxes	(682,904)	(951,974)
Excess tax benefits from stock-based compensation arrangements	(120,601)	(723,710)
Changes in operating assets and liabilities:
(Increase) decrease in:
Restricted cash draws	11,013,725	5,688,561
Accounts receivable	(2,106,271)	(5,633,607)
Accounts receivable retainage	(37,866)	3,150,711
Federal ESPC receivable	(10,533,232)	(2,569,522)
Inventory	2,800,877	2,052,646
Costs and estimated earnings in excess of billings	(11,352,008)	(5,950,854)
Prepaid expenses and other current assets	931,682	2,564,642
Project development costs	(412,795)	(1,078,080)
Other assets	(1,839,224)	312,248
Increase (decrease) in:
Accounts payable, accrued expenses and other current liabilities	10,831,805	(2,942,065)
Billings in excess of cost and estimated earnings	(7,075,163)	(7,286,785)
Other liabilities	1,882,477	2,826,363
Income taxes payable	(52,156)	1,155,924
Net cash provided by operating activities	3,707,774	3,079,501
Cash flows from investing activities:
Purchases of property and equipment	(790,427)	(1,715,410)
Purchases of project assets	(4,136,438)	(11,604,966)
Grant awards received on project assets	—	395,007
Proceeds from sales of assets	3,504,000	—
Acquisition, net of cash received	(599,375)	(3,677,393)
Net cash used in investing activities	(2,022,240)	(16,602,762)
Cash flows from financing activities:
Excess tax benefits from stock-based compensation arrangements	120,601	723,710
Payments of financing fees	—	(164,753)
Proceeds from exercises of options	426,294	1,216,985
Proceeds from senior secured credit facility	3,000,000	12,017,429
Non-controlling interest	(10,042)	—
Restricted cash	(2,349,555)	(1,454,199)
Payments on long-term debt	(1,643,787)	(1,245,455)
Net cash (used in) provided by financing activities	(456,489)	11,093,717
Effect of exchange rate changes on cash	(68,775)	(303,643)
Net increase (decrease) in cash and cash equivalents	1,160,270	(2,733,187)
Cash and cash equivalents, beginning of period	17,629,963	28,909,987
Cash and cash equivalents, end of period	$18,790,233	$26,176,800

AMERESCO, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
	2013	2012
	(Unaudited)	(Unaudited and Restated)
Cash flows from operating activities:
Net income	$840,294	$13,266,535
Adjustments to reconcile net income to cash (used in) provided by operating activities:
Depreciation of project assets	9,781,865	8,359,908
Depreciation of property and equipment	2,465,981	2,002,804
Amortization of deferred financing fees	850,713	367,145
Amortization of intangible assets	3,256,948	4,084,055
Provision for bad debts	508,535	83,767
Unrealized (gain) loss on interest rate swap	(1,378,039)	178,813
Gain on sale of asset	(631,917)	(800,000)
Stock-based compensation expense	2,125,276	2,527,926
Deferred income taxes	(3,553,593)	(1,458,605)
Excess tax benefits from stock-based compensation arrangements	(417,612)	(2,375,223)
Changes in operating assets and liabilities:
(Increase) decrease in:
Restricted cash draws	29,018,663	29,841,218
Accounts receivable	4,749,408	6,936,036
Accounts receivable retainage	(1,610,440)	5,230,093
Federal ESPC receivable	(24,317,877)	(28,345,258)
Inventory	754,293	1,542,422
Costs and estimated earnings in excess of billings	(1,420,819)	6,246,532
Prepaid expenses and other current assets	(594,650)	885,482
Project development costs	(2,843,145)	(2,234,165)
Other assets	(2,597,959)	(629,034)
Increase (decrease) in:
Accounts payable, accrued expenses and other current liabilities	(25,354,177)	(11,702,805)
Billings in excess of cost and estimated earnings	(6,703,710)	957,105
Other liabilities	2,376,895	3,351,544
Income taxes payable	(417,194)	4,239,382
Net cash (used in) provided by operating activities	(15,112,261)	42,555,677
Cash flows from investing activities:
Purchases of property and equipment	(2,331,004)	(4,096,980)
Purchases of project assets	(35,755,383)	(31,303,607)
Grant awards and rebates received on project assets	1,580,219	4,233,773
Proceeds from sales of assets	3,510,500	—
Acquisitions, net of cash received	(9,944,976)	(3,677,393)
Net cash used in investing activities	(42,940,644)	(34,844,207)
Cash flows from financing activities:
Excess tax benefits from stock-based compensation arrangements	417,612	2,375,223
Book overdraft	—	(7,297,122)
Payments of financing fees	(504,985)	(185,078)
Proceeds from exercises of options	1,676,046	3,016,256
Proceeds from senior secured credit facility	18,000,000	4,160,287
Proceeds from long-term debt financing	9,434,434	—
Non-controlling interest	30,588	7,700
Restricted cash	(7,547,832)	(6,252,306)
Payments on long-term debt	(8,384,516)	(3,380,412)
Net cash provided by (used in) financing activities	13,121,347	(7,555,452)
Effect of exchange rate changes on cash	374,146	(256,584)
Net decrease in cash and cash equivalents	(44,557,412)	(100,566)
Cash and cash equivalents, beginning of year	63,347,645	26,277,366
Cash and cash equivalents, end of period	$18,790,233	$26,176,800

Exhibit A: Non-GAAP Financial Measures

We define adjusted EBITDA as operating income before depreciation, amortization of intangible assets, impairment and share-based compensation expense. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to operating income or any other measure of financial performance calculated and presented in accordance with GAAP. For a reconciliation of adjusted EBITDA to operating income, the most directly comparable financial measure prepared in accordance with GAAP, please see Other Non-GAAP Disclosure in the tables above.
We believe adjusted EBITDA is useful to investors in evaluating our operating performance for the following reasons: adjusted EBITDA and similar non-GAAP measures are widely used by investors to measure a company’s operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired; securities analysts often use adjusted EBITDA and similar non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies; and by comparing our adjusted EBITDA in different historical periods, investors can evaluate our operating results without the additional variations of depreciation and amortization expense, and share-based compensation expense.
Our management uses adjusted EBITDA: as a measure of operating performance, because it does not include the impact of items that we do not consider indicative of our core operating performance; for planning purposes, including the preparation of our annual operating budget; to allocate resources to enhance the financial performance of the business; to evaluate the effectiveness of our business strategies; and in communications with the board of directors and investors concerning our financial performance.
We understand that, although measures similar to adjusted EBITDA are frequently used by investors and securities analysts in their evaluation of companies, adjusted EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for GAAP operating income or an analysis of our results of operations as reported under GAAP. Some of these limitations are: adjusted EBITDA does not reflect the Company’s cash expenditures or future requirements for capital expenditures or other contractual commitments; adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; adjusted EBITDA does not reflect stock-based compensation expense; adjusted EBITDA does not reflect cash requirements for income taxes; adjusted EBITDA does not reflect net interest income (expense); although depreciation, amortization and impairment are non-cash charges, the assets being depreciated, amortized or impaired will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for these replacements; and other companies in our industry may calculate adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
To properly and prudently evaluate our business, we encourage investors to review our GAAP financial statements included above, and not to rely on any single financial measure to evaluate our business. Please refer to the above reconciliation of adjusted EBITDA to operating income, the most directly comparable GAAP measure.